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                                                                   EXHIBIT 10.08

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                          PORTABLE SOFTWARE CORPORATION


                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT
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1.       PURCHASE AND SALE OF SERIES E PREFERRED STOCK...........................................................1

         1.1      Sale and Issuance of Series E Preferred Stock..................................................1

         1.2      Closing........................................................................................1

2.       DEFINITIONS.............................................................................................1

         2.1      Material Adverse Event.........................................................................1

         2.2      Subsidiary.....................................................................................2

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY TO INVESTORS..............................................2

         3.1      Corporate Organization and Authority...........................................................2

         3.2      Capitalization.................................................................................3

         3.3      Subsidiaries...................................................................................3

         3.4      Authorization..................................................................................3

         3.5      Corporate Power................................................................................3

         3.6      Validity of Shares.............................................................................4

         3.7      No Conflict with Other Instruments.............................................................4

         3.8      Litigation.....................................................................................4

         3.9      Title to Properties; Liens and Encumbrances....................................................5

         3.10     Patents and Other Proprietary Rights...........................................................5

         3.11     Taxes..........................................................................................6

         3.12     Financial Statements...........................................................................6

         3.13     Changes........................................................................................6

         3.14     Company's Contracts............................................................................7

         3.15     No Defaults, Violations, or Contracts..........................................................8

         3.16     Insurance......................................................................................8


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         3.17     Private Offering...............................................................................8

         3.18     Prior Registration Rights......................................................................8

         3.19     Disclosure.....................................................................................8

         3.20     Distributions..................................................................................8

         3.21     Employee Compensation Plans....................................................................8

         3.22     Employee Relations.............................................................................8

         3.23     Employee Proprietary Information and Inventions Agreement......................................9

         3.24     Brokers and Finders............................................................................9

         3.25     Corporate Documents............................................................................9

         3.26     Governmental Consents..........................................................................9

         3.27     Permits........................................................................................9

         3.28     Environmental and Safety Laws..................................................................9

         3.29     Returns and Complaints........................................................................10

         3.30     Manufacturing and Marketing Rights............................................................10

         3.31     Section 83(b) Elections.......................................................................10

         3.32     Stock Restriction Agreements..................................................................10

         3.33     Real Property Holding Company.................................................................10

4.       REPRESENTATIONS AND WARRANTIES OF THE INVESTORS;
         RESTRICTIONS ON TRANSFERABILITY........................................................................10

         4.1      Authorization.................................................................................10

         4.2      Brokers and Finders...........................................................................10

         4.3      Investment....................................................................................10

         4.4      No Public Market..............................................................................10

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         4.5      Limitations on Transferability................................................................11

         4.6      Experience....................................................................................11

         4.7      Legends.......................................................................................12

         4.8      Accredited Investor...........................................................................12

5.       CONDITIONS OF INVESTORS' OBLIGATIONS AT CLOSING........................................................12

         5.1      Representations and Warranties................................................................12

         5.2      Performance...................................................................................12

         5.3      Qualifications................................................................................12

         5.4      Opinion of Company's Counsel..................................................................12

         5.5      Board of Directors............................................................................12

         5.6      Proceedings Satisfactory; Compliance Certificate..............................................13

         5.7      Information and Registration Rights Agreement.................................................13

         5.8      Restated Articles.............................................................................13

         5.9      Stock Restriction and Co-Sale Agreement.......................................................13

         5.10     Voting Agreement..............................................................................13

         5.11     Certificate of Existence/Authority............................................................13

6.       CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.....................................................13

         6.1      Representations and Warranties................................................................13

         6.2      Blue Sky Compliance...........................................................................13

         6.3      Restated Articles.............................................................................13

         6.4      Legal Matters.................................................................................14

         6.5      Information and Registration Rights Agreement.................................................14

         6.6      Stock Restriction and Co-Sale Agreement.......................................................14


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         6.7      Voting Agreement..............................................................................14

7.       POST-CLOSING COVENANTS OF THE COMPANY..................................................................14

         7.1      Securities Laws Compliance....................................................................14

         7.2      Employee Proprietary Information and Inventions Agreement.....................................14

         7.3      Stock Purchase and Restriction Agreements.....................................................14

         7.4      Stock Plans...................................................................................14

         7.5      Key Person Insurance..........................................................................14

         7.6      Board Committees..............................................................................15

         7.7      Reincorporation in Delaware...................................................................15

8.      MISCELLANEOUS...........................................................................................15

         8.1      Entire Agreement; Successors and Assigns......................................................15

         8.2      Governing Law.................................................................................15

         8.3      Counterparts..................................................................................15

         8.4      Headings......................................................................................15

         8.5      Notices.......................................................................................15

         8.6      Survival of Warranties........................................................................16

         8.7      Amendment of Agreement........................................................................16

         8.8      California Securities Laws....................................................................16

         8.9      Finders Fees..................................................................................16

         8.10     Expenses......................................................................................16


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                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

         THIS SERIES E PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is made as of May 29, 1998, by and among Portable Software Corporation, a Washington corporation (the "Company"), and the Investors listed in Schedule 1.1 attached hereto (the "Investors").

                                 R E C I T A L S

         A. The Board of Directors of the Company has adopted the Amended and Restated Articles of Incorporation ("Restated Articles") in the form attached hereto as Exhibit A which, among other matters, establish the rights, preferences and privileges of the Company's no par value Series E Preferred Stock (the "Series E Preferred Stock") and Series E1 Preferred Stock (the "Series E1 Preferred Stock").

         B. The Company desires to sell shares of Series E Preferred Stock to the Investors, and the Investors desire to purchase that number of shares of Series E Preferred Stock set forth on Schedule 1.1, on the terms and subject to the conditions set forth in this Agreement.

         THE PARTIES AGREE AS FOLLOWS:

         1.       Purchase and Sale of Series E Preferred Stock.

                  1.1. Sale and Issuance of Series E Preferred Stock. The Company shall sell to the Investors and the Investors shall purchase from the Company, at a purchase price of $3.10 per share, a total of up to 4,200,000 shares of Series E Preferred Stock (the "Shares").

                  1.2. Closing. The purchase and sale of the Shares shall take place at the offices of the Company, 6222 185th Avenue NE, Redmond, WA 98052 on May 29, 1998, at 11:00 a.m. (the "Closing") or at such other place and time as the Company and the Investors mutually agree either orally or in writing; the date of the Closing is hereinafter referred to as the "Closing Date". At the Closing, the Company will deliver to each Investor purchasing Shares a certificate representing the number of Shares which such Investor is purchasing against delivery to the Company by such Investor at the Closing of
(a) an executed counterpart of this Agreement, and (b) the purchase price of such Shares by wire transfer, cancellation of indebtedness, or by a check payable to the Company, all as set forth in Schedule 1.1

         2.       Definitions. For purposes of this Agreement.

                  2.1. "Material Adverse Event" shall mean an occurrence having a consequence that either (a) is materially adverse as to the business, properties, prospects, or financial condition of the Company or materially changes the equity ownership of the Company, or (b) is reasonably foreseeable or is more likely to occur than not, and if it were to occur might materially adversely affect the business, properties, prospects, or financial condition of the Company.


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                  2.2. "Subsidiary" means any corporation more than 50% of
whose stock (measured by virtue of voting rights) in the aggregate is owned by the Company.

         3. Representations and Warranties of the Company to Investors. Except as set forth in the Schedule of Exceptions attached as Exhibit 3, the Company hereby represents and warrants to the Investors that:

                  3.1. Corporate Organization and Authority. The Company:

                           (a) is a corporation duly organized, validly
existing, authorized to exercise all its corporate powers, rights and privileges, and in good standing in the State of Washington;

                           (b) has the corporate power and corporate authority
to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted; and

                           (c) is qualified as a foreign corporation in all
jurisdictions in which such qualification is required; provided, however, that the Company need not be qualified in a jurisdiction in which its failure to qualify would not have a material adverse effect on the business, properties, prospects or financial condition of the Company.

                  3.2. Capitalization. Immediately prior to the Closing, the authorized capital of the Company shall consist of (i) Sixty Million (60,000,000) shares of Common Stock, of which Five Million Eight Hundred Twenty-Five Thousand Eight Hundred Four (5,825,804) are issued and outstanding as of the Closing Date and held by the persons and in the amounts set forth in
Exhibit 3, and (ii) Fifty-Three Million (53,000,000) shares of Preferred Stock (the "Preferred") of which (a) Three Million Eight Hundred Twenty-Four Thousand and Ninety Two (3,824,092) shares have been designated Series A Preferred Stock all of which is issued and outstanding, (b) Three Million Eight Hundred Twenty-Four Thousand Ninety-Two (3,824,092) have been designated Series Al Preferred Stock, none of which is issued and outstanding, (c) Four Million Six Hundred Eighty-Seven Thousand Five Hundred (4,687,500) shares have been designated Series B Preferred Stock, all of which are issued and outstanding,
(d) Four Million Six Hundred Eighty-Seven Thousand Five Hundred (4,687,500) shares have been designated Series B 1 Preferred Stock, none of which is issued or outstanding, (e) Nine Million Seven Hundred Seventy-Four Thousand Eight Hundred and One (9,774,801) shares have been designated Series C Preferred Stock, 9,712,301 of which are issued and outstanding, (f) Nine Million Seven Hundred Seventy-Four Thousand Eight Hundred and One (9,774,801) shares have been designated Series C1 Preferred Stock, none of which is issued or outstanding,
(g) Three Million Three Hundred Fifty-Seven Thousand Eight Hundred Ninety-Seven (3,357,897) shares have been designated Series D Preferred Stock, 3,188,357 of which are issued and outstanding, (h) Three Million Three Hundred Fifty-Seven Thousand Eight Hundred Ninety-Seven (3,357,897) shares have been designated Series D1 Preferred Stock, none of which is issued or outstanding, (i) Four Million Five Hundred Thousand (4,500,000) shares have been designated Series E Preferred Stock, none of which is issued or outstanding, and (j) Four Million Five Hundred Thousand (4,500,000) shares have been designated Series E1 Preferred Stock, none of which is issued or outstanding. The Series E Preferred, the Series E1 Preferred, the Series D Preferred


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Stock, the Series D1 Preferred Stock, the Series C Preferred Stock, the Series
C1 Preferred Stock, the Series B Preferred Stock, the Series B1 Preferred Stock, the Series A Preferred Stock, and the Series Al Preferred Stock have the respective rights, preferences, privileges, and restrictions set forth in the Restated Articles. The outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock have been duly authorized and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), fully paid, and non-assessable. The Company has reserved 3,824,092 shares of Common Stock for issuance upon conversion of Series A Preferred Stock and Series Al Preferred Stock, 4,687,500 shares of Common Stock for issuance upon conversion of Series B Preferred Stock and Series B1 Preferred Stock, 9,774,801 shares of Common Stock for issuance upon conversion of Series C Preferred Stock and Series C1 Preferred Stock, 3,188,357 shares of Common Stock for issuance upon conversion of Series D Preferred Stock and Series D1 Preferred Stock, and an additional 4,200,000 shares of Common Stock for issuance upon conversion of the Shares (or the Series E1 Preferred Stock into which the Shares may be converted). The Company has options outstanding to its employees for the purchase of 3,257,093 shares of Common Stock and has reserved an additional 834,007 shares of Common Stock for issuance to officers, directors, employees, or consultants of the Company. Except as set forth above, in the Restated Articles, and on Exhibit 3, there are no outstanding warrants, options, conversion privileges, preemptive rights, or other rights or agreements to purchase or otherwise acquire or issue any equity securities of the Company, nor has the issuance of any of the aforesaid rights to acquire securities of the Company been authorized. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company other than as set forth in Section 5.5, Section 5.10, and in Exhibit A.

                  3.3. Subsidiaries. The Company does not presently own, have any investment in, or control, directly or indirectly, any Subsidiaries, associations, or other business entities. The Company is not a participant in any joint venture or partnership.

                  3.4. Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery, and performance of all obligations under this Agreement, the Restated Information and Registration Rights Agreement, (the "Rights Agreement") attached hereto as Exhibit 5.7, and the Amended and Restated Stock Restriction and Co-Sale Agreement, (the "Co-Sale Agreement") attached hereto as Exhibit 5.9, and for the authorization, issuance and delivery of the Shares and the Series E1 Preferred Stock and of the Common Stock issuable upon conversion of the Shares and the Series E1 Preferred Stock has been taken, and this Agreement, the Rights Agreement, and the Co-Sale Agreement (collectively, the "Transactional Agreements") constitute legally binding and valid obligations of the Company enforceable in accordance with their terms.

                  3.5. Corporate Power. The Company will have at the Closing Date all requisite legal and corporate power and authority to execute and deliver the Transactional Agreements, to sell and issue the Shares hereunder, to issue the Series E1 Preferred Stock and the


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Common Stock issuable upon conversion of the Shares and the Series E1 Preferred
Stock, and to carry out and perform its obligations under the terms of the Transactional Agreements.

                  3.6. Validity of Shares. The Shares, when issued, sold, and delivered in accordance with the terms and for the consideration expressed in this Agreement, will be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), fully paid and non-assessable and will be owned free and clear of any adverse claims (within the meaning of Section 8-102(1)(a) of Article 8 of the Washington Uniform Commercial Code), assuming that the Investors are "protected purchasers" within the meaning of Section 8-303 of Article 8 of the Washington Uniform Commercial Code. The Common Stock and the Series E1 Preferred Stock issuable upon conversion of the Shares have been duly and validly reserved and, assuming such shares are issued to the Investors, upon issuance in accordance with the Restated Articles will be duly and validly issued (including, without limitation, issued in compliance with all applicable federal and state securities laws), fully-paid, and non-assessable and will be free of any liens or encumbrances other than any liens or encumbrances created by or imposed thereon by the holders; provided, however, that the Shares (and the Series E1 Preferred Stock and Common Stock issuable upon conversion thereof) shall be subject to restrictions on transfer under state and/or federal securities laws. The Shares and the Series E1 Preferred Stock, and the Common Stock issuable upon conversion of the Shares and the Series E1 Preferred Stock, are not subject to any preemptive rights or rights of first refusal except as specified in Exhibit A.

                  3.7. No Conflict with Other Instruments. The execution, delivery, and performance of the Transactional Agreements will not: (a) result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of the Company's Restated Articles or Bylaws; (ii) any provision of any judgment, decree, or order to which the Company is a party or by which it is bound; (iii) any material contract, obligation, or commitment to which the Company is a party or by which it is bound; or (iv) any material statute, rule, or governmental regulation applicable to the Company, or (b) result in the creation or acceleration of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

                  3.8. Litigation. There is no action, proceeding, or investigation pending or threatened, or any basis therefor known to the Company, that questions the validity of the Transactional Agreements or the right of the Company to enter into the Transactional Agreements or to consummate the transactions contemplated hereby and thereby, or that would result, either individually or in the aggregate, in any Material Adverse Event, including, without limitation, any action, proceeding, or investigation involving the prior employment or consultancy of any of the Company's employees or consultants or their use of any information or techniques alleged to be proprietary to any former employer of any such employee or consultant or their obligations under any agreements with prior employers. There is no judgment, decree, or order of any court in effect against the Company and the Company is not in default with respect to any order of any governmental authority to which the Company is a
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bound. There is no action, suit, proceeding, or investigation by the Company currently pending or which the Company presently intends to initiate.

                  3.9. Title to Properties; Liens and Encumbrances. The
Company has good and marketable title to all of its properties and assets, both real and personal, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance, or charge, other than (i) the lien of current taxes not yet due and payable, and (ii) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company. With respect to the property and assets it leases, the Company is not in default under such leases in any material respect.

                  3.10. Patents and Other Proprietary Rights.

                           (a) The Company has sufficient title and ownership of
all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, and processes (collectively, "Intellectual Property") necessary for its business as now conducted, and believes it can obtain, on commercially reasonable terms, any additional rights necessary for its business as proposed to be conducted, and the Company's Intellectual Property does not, and, to the knowledge of the Company, would not, conflict with or constitute an infringement of the rights of any other party;

                           (b) There are no outstanding options, licenses, or
agreements of any kind relating to the matters listed in subsection 3.10(a) or that grant rights to any other person to manufacture, license, produce, assemble, market, or sell the Company's products, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the Intellectual Property rights of any other person or entity;

                           (c) The Company has not received nor is the Company
on notice of any communications alleging that the Company or its employees or agents has violated or infringed or, by conducting its business as proposed, would violate or infringe any of the Intellectual Property rights of any other person or entity;

                           (d) The Company is not aware that any of its
employees or consultants is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would cause the Company to infringe upon the Intellectual Property rights of any other person or entity, that would interfere with the use of such employee's and consultant's best efforts to promote the interests of the Company, or that would conflict with the Company's business as proposed to be conducted; and

                           (e) Neither the execution nor delivery of the
Transactional Agreements, nor the carrying on of the Company's business by the employees and consultants of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such

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employees or consultants is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

                  3.11. Taxes. All federal, state, local, and foreign tax returns required to be filed by the Company have been filed and are true in all material respects, and all taxes, assessments, fees, and other governmental charges upon the Company, or upon any of its properties, income, or franchises, shown in such returns to be due and payable have been paid except those contested by the Company in good faith as described in Exhibit 3 and for which adequate reserves have been set up; or if any of such tax returns have not been filed or if any such taxes have not been paid or so reserved for, the failure so to file or to pay would not in the aggregate constitute a Material Adverse Event. The Company has not elected to be treated as a "consenting corporation" pursuant to Section 341(f) of the Internal Revenue Code of 1986, as amended (the "Code").

                  3.12. Financial Statements. The Company has delivered to each Investor its audited financial statements (balance sheet and statements of operations, stockholders' equity, and cash flows) for the fiscal year ended September 30, 1997, and, has provided each Investor with a statement of cash flow in addition to a balance sheet and income statement for each month thereafter through April 30, 1998, (together, the "Financial Statements"). The Financial Statements are complete and correct in all material respects. The Financial Statements accurately set out and describe the financial condition of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to April 30, 1998 which, individually or in the aggregate, do not constitute a Materially Adverse Event and (ii) obligations under contracts and commitments incurred in the ordinary course of business not in excess of $25,000 individually.

                  3.13. Changes. Since April 30, 1998, there has not been, except as contemplated herein:

                           (a) any change in the assets, liabilities, financial
condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business which have not constituted, in the aggregate, a Material Adverse Event;

                           (b) any damage, destruction or loss, whether or not
covered by insurance, constituting a Material Adverse Event;

                           (c) any waiver by the Company of a valuable right or
of a material debt owed to it;

                           (d) any satisfaction or discharge or any lien, claim
or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which


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is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

                           (e) any change or amendment to any material contract
or arrangement by which the Company or any of its assets or properties is bound or subject;

                           (f) any material change in any compensation
arrangement or agreement with any employee; or

                           (g) to the Company's knowledge, any other event or
condition of any character which constitutes a Material Adverse Event or impairs the ability of the Company to conduct its business as it is now being conducted or proposed to be conducted.

                  3.14. Company's Contracts.

                           (a) All of the contracts and agreements (i) with
expected receipts or expenditures in excess of $100,000, (ii) involving a license or grant of rights to or from the Company involving patents, trademarks, copyrights, or other proprietary information applicable to the business of the Company, (iii) with provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) that provide indemnification by the Company with respect to infringements of proprietary rights to which the Company is a party as of the date of the Closing are listed on Exhibit 3. All such contracts and agreements are legally binding, valid, and in full force and effect in all material respects, and there is no indication of reduced activity relating to such contract or agreement (other than in the ordinary course of business) by any of the parties to any such contract or agreement.

                           (b) The Company has not (i) incurred any indebtedness
for money borrowed, or guaranteed borrowings, in excess of $50,000 in the aggregate, (ii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iii) sold, exchanged, or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                           (c) The Company is not party to and is not bound by
any contract, agreement or instrument, or subject to any restriction under its Restated Articles or Bylaws, which adversely affects its business as now conducted or as proposed to be conducted, its properties, or its financial condition.

                           (d) Except for (i) transactions relating to the
purchase of shares of the Company's Common Stock, or options therefor, as listed on Exhibit 3, and (ii) regular salary payments and fringe benefits under an individual's compensation package with the Company, no officer, director, Rajeev Singh, Kenneth Fern, or spouse, parent, sibling or child of any such person, or any other employee has any agreement, understanding, proposed transaction or is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, no officer, director, Rajeev Singh, Kenneth Fern or spouse, parent, sibling or child of any such person has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or

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with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that any such person may own stock in publicly traded companies that may compete with the Company. No spouse, parent, sibling or child of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

                  3.15 No Defaults, Violations, or Conflicts. The Company is not in violation of any term or provision of any charter provision, bylaw, or any term or provision of any indebtedness, mortgage, indenture, contract, agreement, judgment, or to the Company's knowledge, any decree, order, statute, rule, or regulation applicable to the Company where such violation, or violations in the aggregate, is a Material Adverse Event.

                  3.16 Insurance. The Company has in effect insurance covering risks associated with its business in such amounts as are customary in its industry. The Company is not aware of any pending or threatened claims against the Company for personal injuries or property damages.

                  3.17 Private Offering. The Company agrees that neither the Company nor anyone acting on its behalf will offer any of the Shares or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone or take any other action so as to make the issuance and sale of the Shares subject to the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

                  3.18 Prior Registration Rights. Except as provided in the Rights Agreement, the Company is under no obligation to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

                  3.19 Disclosure. The Transactional Agreements and any other documentation or written information furnished to the Investors by the Company in connection with their decision to purchase the Shares, together with any exhibits or appendices hereto do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading, except that, with respect to any projections that have been furnished, the Company represents only that such projections were prepared in good faith and that the Company reasonably believes that there is a reasonable basis for such projections. The Company has provided each Investor with all the information that the Investors or Investors' legal counsel has requested for deciding whether to purchase the Shares.

                  3.20 Distributions. There has been no declaration or payment by the Company of any dividend, nor any distribution by the Company of any assets of any kind to any of its shareholders in redemption or as the purchase price of any of the Company's securities.

                  3.21 Employee Compensation Plans. The Company is not party to or bound by any currently effective employment contracts, deferred compensation agreements, bonus plans, incentive plans, profit sharing plans, retirement agreements, or other employee compensation agreements.

                  3.22 Employee Relations. The Company believes its relations with its employees are satisfactory. The Company's employees are not represented by any labor unions nor, to the Company's knowledge, is any union organization campaign in progress. The Company is not aware that any of its officers or employees intends to terminate employment nor does the Company have any present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

                  3.23 Employee Proprietary Information and Inventions Agreement. Each officer, employee and consultant of the Company has executed and delivered to the Company an Employee Proprietary Information and Inventions Agreement substantially in the form of Exhibit 7.2. The Company, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation thereof, and the Company will use its best efforts to prevent any such violation.

                  3.24 Brokers and Finders. The Company has not retained any investment banker, broker, or finder in connection with the transactions contemplated by this Agreement.

                  3.25 Corporate Documents. The Company has furnished the Investors with copies of the Articles of Incorporation and Bylaws as currently in effect and the minute books. Said copies are true, correct, and complete and contain all amendments and all minutes (and resolutions adopted by the shareholders and the Board of Directors) through the Closing Date.

                  3.26 Governmental Consents. Subject to the accuracy of Investors' representations in Section 4 of this Agreement, no consent, approval, order, or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local, or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, Rule 460-44A of the Washington Administrative Code, and other applicable state securities laws, which filings and qualifications, if required, will be effected in a timely manner.

                  3.27 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would constitute a Material Adverse Event, and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, license, or other similar authority.

                  3.28 Environmental and Safety Laws. To the best of its knowledge, the Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety as the Company's business is conducted and is proposed to be conducted, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation where such violation would constitute a Material Adverse Event.

                  3.29 Returns and Complaints. The Company has received no customer complaints concerning its products and/or services, nor has it had any of its products returned by a purchaser thereof, other than minor, non-recurring warranty problems.

                  3.30 Manufacturing and Marketing Rights. The Company is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market, or sell its products.

                  3.31 Section 83(b) Elections. All individuals who have purchased shares of the Company's Common Stock have, if applicable, filed timely elections under Section 83(b) of the Code and any analogous provisions of applicable state tax laws.

                  3.32 Stock Restriction Agreements. Holders of all of the shares of the Common Stock of the Company and of all of the outstanding options to purchase Common Stock of the Company have executed and delivered to the Company Stock Purchase and Restriction Agreements substantially in the form of
Exhibit 7.3 attached hereto.

                  3.33 Real Property Holding Company. The Company is not a "U.S. real property holding corporation" within the meaning of Section 897 of the Code.

         4. Representations and Warranties of the Investors; Restrictions on Transferability. Each Investor severally represents and warrants to the Company as follows:

                  4.1 Authorization. When executed and delivered by the Investor, and assuming execution and delivery by the Company, the Transactional Agreements will each constitute a valid obligation of the Investor, enforceable in accordance with their respective terms.

                  4.2 Brokers and Finders. Investor has not retained any investment banker, broker, or finder in connection with the transactions contemplated by this Agreement.

                  4.3 Investment. This Agreement is made with Investor in reliance upon its representation to the Company, which by Investor's execution of this Agreement Investor hereby confirms, that the Shares to be received by Investor will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Investor further represents that it has no contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Shares.

                  4.4 No Public Market. Investor understands and acknowledges that the offering of the Shares pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration pursuant to Section 4(2) of the Securities Act, and that the Company's reliance upon such exemption is predicated upon Investor's representations set forth in this Agreement. Investor further understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Company's securities.

                  4.5 Limitations on Transferability. Investor covenants that in no event will it dispose of any of the Shares (other than pursuant to Rule 144 promulgated by the Securities and Exchange Commission ("Commission") under the Securities Act ("Rule 144") or any similar or analogous rule) unless and until
(i) Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii), if requested by the Company, Investor shall have furnished the Company with an opinion of counsel satisfactory in form and substance to the Company and the Company's counsel to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act and any applicable state, local, or foreign law has been taken. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances. Notwithstanding the limitations set forth in the foregoing sentence, if Investor is a partnership it may transfer Shares to its constituent partners or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or transfer by gift, will, or intestate succession to any such partner's spouse or lineal descendants or ancestors without the necessity of registration or opinion of counsel if the transferee agrees in writing to be subject to the terms of this Agreement to the same extent if such transferee were an Investor; provided, however, that Investor hereby covenants not to effect such transfer if such transfer either would invalidate the securities laws exemptions pursuant to which the Shares were originally offered and sold or would itself require registration under the Securities Act or applicable state securities laws. Each certificate evidencing the Shares transferred as above provided shall bear the appropriate restrictive legend set forth in Section 4.7 below, except that such certificate shall not bear such legend if the transfer was made in compliance with Rule 144 or if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act.

                  4.6 Experience. Investor represents that: (i) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares;
(ii) it believes it has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to purchase the Shares; (iii) it has had the opportunity to discuss the Company's business management, and financial affairs with its management, (iv) it has the ability to bear the economic risks of its prospective investment; and (v) it is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on its investment. The foregoing, however does not modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Investors to rely thereon.

                  4.7 Legends.

                           (a) All certificates for the Shares shall bear the
following legend:

                           "The securities represented hereby have not been registered under the Securities Act of 1933, as amended ("Act"). Such securities may not be transferred unless a Registration Statement under the Act is in effect as to such transfer or, in the opinion of counsel for the Company, registration under the Act is unnecessary in order for such transfer to comply with the Act or unless sold pursuant to Rule 144 of the Act."

                           (b) The certificates evidencing the Shares shall also
bear any legend required by the Commissioner of Corporations of the State of California or the Washington State Administrator of Securities or required pursuant to any state, local, or foreign law governing such securities.

                  4.8 Accredited Investor. Investor presently qualifies, and will as of the Closing Date qualify, as an "accredited investor" within the meaning of Regulation D of the rules and regulations promulgated under the Securities Act of 1933.

         5. Conditions of Investors' Obligations at Closing. The obligations of each Investor under Section 1 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by such Investor:

                  5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing with the same effect as if made on and as of the Closing.

                  5.2 Performance. The Company shall have performed or fulfilled all agreements, obligations, and conditions contained herein required to be performed or fulfilled by the Company before the Closing.

                  5.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained effective as of the Closing.

                  5.4 Opinion of Company's Counsel. The Investors shall have received from Fenwick & West, LLP, counsel to the Company, an opinion addressed to them, dated the Closing Date, in substantially the form of Exhibit 5.4.

                  5.5 Board of Directors. All requisite proceedings shall have been taken so that immediately following the Closing, James D. Robinson III, the initial RRE Designee to the Board of Directors, will have been elected to the Board of Directors which will consist of the persons listed on Schedule 5.5. "RRE Designee" shall mean the individual designated by RRE

Investors, L.P. and RRE Investors Fund, L.P. to serve as a director of the Company in respect of the Series E Preferred Stock board seat.

                  5.6 Proceedings Satisfactory; Compliance Certificate. All corporate and legal proceedings taken by the Company in connection with the transactions contemplated by this Agreement and all documents and papers relating to such transactions shall be satisfactory in all material respects to the Investors, in the reasonable exercise of its judgment. The Company shall have delivered to the Investors a certificate dated as of such Closing, signed by the Company's President, certifying that the conditions set forth in Sections 5.1, 5.2, 5.3 and 5.5 have been satisfied.

                  5.7 Information and Registration Rights Agreement. The Company and the Investors shall have entered into the Rights Agreement attached as
Exhibit 5.7.

                  5.8 Restated Articles. The Company shall have filed its Restated Articles with the Secretary of State of the State of Washington, which Restated Articles shall be in full force and effect on the Closing Date.

                  5.9 Stock Restriction and Co-Sale Agreement. The Company, S. Steven Singh, Michael W. Hilton, and the Investors shall have entered into the Co-Sale Agreement attached as Exhibit 5.9.

                  5.10 Voting Agreement. The Investors and the Company shall have entered into the Voting Agreement attached as Exhibit 5.10.

                  5.11 Certificate of Existence/Authority. The Company shall have delivered to the Investors a Certificate of Existence/Authority relating to the Company issued by the Washington Secretary of State dated no earlier than five (5) days prior to the Closing.

         6. Conditions of the Company's Obligations at Closing. The obligations of the Company under Section 1 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Company:

                  6.1 Representations and Warranties. The representations and warranties of the Investors contained in Section 4 shall be true on and as of the Closing with the same effect as though said representations and warranties had been made on and as of the Closing.

                  6.2 Blue Sky Compliance. The Company shall have complied with and be effective under the securities laws of the State of California, the State of Washington, and any other applicable states as necessary to offer and sell the Shares to the Investors.

                  6.3 Restated Articles. The Restated Articles shall have been filed with the Secretary of State of the State of Washington and shall be in full force and effect on the Closing Date.

                  6.4 Legal Matters. All material matters of a legal nature which pertain to this Agreement, the Co-Sale Agreement, and the Rights Agreement, and the transactions contemplated hereby, shall have been reasonably approved by counsel to the Company.

                  6.5 Information and Registration Rights Agreement. The Investors shall have entered into the Company's Rights Agreement attached as
Exhibit 5.7.

                  6.6 Stock Restriction and Co-Sale Agreement. The Investors shall have entered into the Co-Sale Agreement attached as Exhibit 5.9.

                  6.7 Voting Agreement. The Investors shall have entered into the Voting Agreement attached as Exhibit 5.10.

         7.       Post Closing Covenants of the Company.

                  7.1 Securities Laws Compliance. The Company shall within
15 days of the Closing file a notice of the sale of the Shares to the Investors pursuant to Section 25102(f) of the California Corporations Code, and shall make any other filings required by Rule 460-44A of the Washington Administrative Code and the securities or Blue Sky laws of any other applicable jurisdiction.

                  7.2 Employee Proprietary Information and Inventions Agreement. Unless otherwise determined by the Board of Directors, the Company shall require all future officers, directors, and employees of, and consultants to, the Company and its Subsidiaries to execute and deliver an Employee Proprietary Information and Inventions Agreement in substantially the form of
Exhibit 7.2.

                  7.3 Stock Purchase and Restriction Agreements. The
Company shall cause all future purchasers of, and all future holders of options to purchase, shares of the Company's Common Stock to execute and deliver Stock Purchase and Restriction Agreements (or Stock Option Agreements) substantially in the form set forth in Exhibit 7.3, but with vesting over four (4) years.

                  7.4 Stock Plans. The Company may sell shares of stock and grant options to employees, advisors, officers, and directors of, and consultants to, the Company and its Subsidiaries only pursuant to such arrangements, contracts, or plans as are recommended by management and approved by the Board of Directors, which arrangements, contracts or plans shall provide for vesting of options, or lapsing of repurchase rights in the case of shares, over a four (4) year period, 25% after the first year and ratably thereafter on a monthly basis, subject to acceleration under certain circumstances in the event of an acquisition or merger.

                  7.5 Key Person Insurance. The Company shall continue to maintain on the life of Michael W. Hilton and the life of S. Steven Singh key person life insurance, each in the amount of $1,000,000, with proceeds payable to the Company, until the Board of Directors of the Company determines otherwise.

                  7.6 Board Committees. The Company agrees that each member of its Board of Directors shall be eligible to serve on each committee of the Board. The Company shall reimburse each member of its Board of Directors and each advisor to the Board for costs incurred by such member and advisor in attending the Board of Directors and other Company meetings.

                  7.7 Reincorporation in Delaware. The Company agrees that, in connection with any reincorporation in Delaware while it is not subject to the requirements of the Securities Exchange Act of 1934, it will not modify the rights, preferences, or privileges of any series of Preferred Stock, except as required by the Delaware General Corporation Law.

         8.       Miscellaneous.

                  8.1 Entire Agreement; Successors and Assigns. This
Agreement constitutes the entire contract between the Company and the Investors relative to the subject matter hereof. Any previous agreement between the Company and the Investors is superseded by this Agreement. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors, and assigns of the parties. By their execution of this Agreement, each of Brentwood Associates VI, L.P., U.S. Venture Partners IV, L.P., Second Ventures II, L.P., USVP Entrepreneur Partners II, L.P., Institutional Venture Partners VII, IVP Founders Fund 1, Institutional Venture Management VII, Mayfield VIII, and Mayfield Associates Fund III waive, with respect to the issuance of the Shares (including for this purpose the shares issuable upon exercise of those warrants issued to ComDisco, Inc. in connection with the establishment and/or extension of certain credit facilities), the Right of First Refusal granted to them under Section 5 of that Restated Information and Registration Rights Agreement dated as of July 12, 1996 (as amended). By its execution of this Agreement, the Company acknowledges and confirms that it has requested that such Investors waive their Right of First Offer for purposes of Section 6 of Article 5 of the Company's Restated Articles of Incorporation.

                  8.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of another jurisdiction's laws.

                  8.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  8.4 Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

                  8.5 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed to the Company or an Investor, as the case may be, as set forth below its name on the signature page of this Agreement, or at such other address as the Company or such Investor may designate by ten (10) days' advance written notice to the other.

                  8.6 Survival of Warranties. The warranties and representations of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and any investigation by or on behalf of any party; provided, however, that such representations and warranties need only be accurate as of the date of such execution and delivery and as of the Closing.

                  8.7 Amendment of Agreement. Any provision of this Agreement may be amended by a written instrument signed by the Company and by persons holding at least a seventy-five percent (75%) majority of the aggregate of (a) the then outstanding Shares and (b) the then outstanding shares of Common Stock into which the Shares have been converted, other than shares of Common Stock which have been sold to the public.

                  8.8 California Securities Laws. THE SALE OF THE
SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT PROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                  8.9 Finders Fees. Each of the Company and the Investors will indemnify the other against all liabilities incurred by the indemnifying party with respect to claims related to investment banking or finders fees in connection with the transactions contemplated by this Agreement, arising out of arrangements between the party asserting such claims and the indemnifying party, and all costs and expenses (including reasonable fees of counsel) of investigating and defending such claims.

                  8.10 Expenses. The Company and the investors will each bear their respective legal and other fees and expenses with respect to this Agreement and the transactions contemplated hereby, provided, however, that the Company will pay at the Closing upon submission of appropriate invoices (i) the reasonable fees and expenses of RRE Investors, and of counsel to and accountants for RRE Investors, and (ii) of counsel to and accountants for the American Express Company, each of which shall not exceed (in the aggregate) Twenty Thousand Dollars ($20,000).

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.

COMPANY:                              PORTABLE SOFTWARE CORPORATION
                                      A Washington Corporation



                                      By     /s/ S. STEVEN SINGH
                                             -----------------------------------
                                             S. Steven Singh, President

                                      Address:     6222 185th Avenue
                                                   Redmond, WA  98052


INVESTORS:                            RRE INVESTORS, L.P.

                                      By   RRE Investors II, LLC,
                                             its General Partner



                                      By     _________________________________
                                             Name:
                                             Title:

                                      RRE INVESTORS FUND, L.P.

                                      By:    RRE Investors Fund GP, L.P.,
                                               its General Partner

                                            By:    RRE Investors Fund LDC,
                                                        its General Partner


                                      By     _________________________________
                                             Name:
                                             Title:

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.

COMPANY:                              PORTABLE SOFTWARE CORPORATION
                                      A Washington Corporation



                                      By
                                             -----------------------------------
                                             S. Steven Singh, President

                                      Address:     6222 185th Avenue
                                                   Redmond, WA  98052


INVESTORS:                            RRE INVESTORS, L.P.

                                      By   RRE Investors II, LLC,
                                             its General Partner



                                      By     /s/ ANDREW L. ZALASIN
                                             -----------------------------------
                                             Name: Andrew L. Zalasin
                                             Title: Member, General Partner

                                      RRE INVESTORS FUND, L.P.

                                      By:    RRE Investors Fund GP, L.P.,
                                               its General Partner

                                            By:    RRE Investors Fund LDC,
                                                        its General Partner


                                      By     /s/ ANDREW L. ZALASIN
                                             -----------------------------------
                                             Name: Andrew L. Zalasin
                                             Title: Member, General Partner

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.

COMPANY:                            PORTABLE SOFTWARE CORPORATION
                                    A Washington Corporation

                                    By:    _________________________________
                                           S. Steven Singh, President


INVESTOR:                           INSTITUTIONAL VENTURE
                                    PARTNERS VII, L.P.
                                    by its General Partner
                                    Institutional Venture Management VII, L.P.

                                    By:      /s/ T. PETER THOMAS
                                             -----------------------------------
                                             T. Peter Thomas, A General Partner

                                    Address:     3000 Sand Hill Road
                                                 Building Two, Suite 290
                                                 Menlo Park, CA  94025


INVESTOR:                           IVP FOUNDERS FUND I, L.P.
                                    by its General Partner
                                    Institutional Venture Management VI, L.P.

                                    By:      /s/ T. PETER THOMAS
                                             -----------------------------------
                                             T. Peter Thomas, A General Partner

                                    Address:     3000 Sand Hill Road
                                                 Building Two, Suite 290
                                                 Menlo Park, CA  94025


INVESTOR:                           INSTITUTIONAL VENTURE MANAGEMENT
                                    VII, L.P.

                                    By:      /s/ T. PETER THOMAS
                                             -----------------------------------
                                             T. Peter Thomas, A General Partner

                                    Address:     3000 Sand Hill Road
                                                 Building Two, Suite 290
                                                 Menlo Park, CA  94025

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.

COMPANY:                       PORTABLE SOFTWARE CORPORATION
                               A Washington Corporation


                               By:
                                  -----------------------------------------
                                  S. Steven Singh, President

                               Address:     6222 185th Avenue
                                            Redmond, WA  98052


INVESTOR:                      BRENTWOOD AFFILIATES FUND II, L.P.


                               By:      Brentwood VIII Ventures, LLC
                                        Its General Partner


                               By:      /s/ JEFFREY BRODY
                                       -----------------------------------------
                                        Managing Member

                               Address:     3000 Sand Hill Road
                                            Building One, Suite 260
                                            Menlo Park, CA  94025-7068


                               1.       /s/ JEFFREY BRODY
                                        ------------------------------------
                                        (Signature)

                                        Jeffrey Brody
                                        ------------------------------------
                                        (Print Name)


                               2.       /s/ JAMES MONGIELLO
                                        ------------------------------------
                                        (Signature)

                                        James Mongiello
                                        ------------------------------------
                                        (Print Name)


                               3.       /s/ ERIC CHIU
                                        ------------------------------------
                                        (Signature)

                                        Eric Chiu
                                        ------------------------------------
                                        (Print Name)

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.

COMPANY:                    PORTABLE SOFTWARE CORPORATION
                            A Washington Corporation


                            By:
                               -------------------------------------------
                                   S. Steven Singh, President

                            Address:     6222 185th Avenue
                                         Redmond, WA  98052


INVESTORS:                  MAYFIELD ASSOCIATES FUND III
                            A California Limited Partnership

                            MAYFIELD VIII
                            A California Limited Partnership

                            By:      MAYFIELD VIII MANAGEMENT, L.L.C.
                                     A Delaware Limited Liability Company
                                     Their General Partner


                            By:     /s/ MICHAEL LEVINTHAL
                                    --------------------------------------
                            Title:  Managing Member

                            Address:     2800 Sand Hill Road, Suite 250
                                         Menlo Park, CA  94025

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.

COMPANY:                             PORTABLE SOFTWARE CORPORATION
                                     A Washington Corporation


                                     By:    _________________________________
                                            S. Steven Singh, President

                                     Address:     6222 185th Avenue
                                                  Redmond, WA  98052


INVESTOR:                            COMDISCO, INC.


                                     By:      /s/ JAMES P. LABE
                                              --------------------------------
                                     Title:   James P. Labe, President
                                              Comdisco Ventures Division

                                     Address:     3000 Sand Hill Road
                                                  Building 1, Suite 155
                                                  Menlo Park, CA  94025

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.

COMPANY:             PORTABLE SOFTWARE CORPORATION
                     A Washington Corporation


                     By:    _________________________________
                            S. Steven Singh, President

                     Address:     6222 185th Avenue
                                  Redmond, WA  98052


INVESTOR:            CAMBRIDGE TECHNOLOGY CAPITAL
                     FUND I, L.P.

                     By:      Cambridge Technology GPLP, L.P.
                     By:      Cambridge Technology CGP, Inc.


                     By:      /s/ BARRY ROSENBAUM
                              ----------------------------------
                              Barry Rosenbaum, Managing Director

                     Address:     11512 El Camino Real, Suite 215
                                  San Diego, CA  92130-2046

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.

COMPANY:             PORTABLE SOFTWARE CORPORATION
                     A Washington Corporation


                     By:    _________________________________
                            S. Steven Singh, President

                     Address:     6222 185th Avenue
                                  Redmond, WA  98052


INVESTOR:            CAMBRIDGE TECHNOLOGY CAPITAL
                     FUND I, L.P.

                     By:      Cambridge Technology GPLP, L.P.
                     By:      Cambridge Technology CGP, Inc.


                     By:
                              ----------------------------------
                              Barry Rosenbaum, Managing Director

                     Address:     11512 El Camino Real, Suite 215
                                  San Diego, CA  92130-2046

                     HAMBRECHT & QUIST CALIFORNIA


                     By:      /s/ LISA L. LEWIS
                              --------------------------------
                     Name:    Lisa L. Lewis
                              --------------------------------
                     Title:   Controller
                              --------------------------------
                              Attorney-in-fact
                              --------------------------------

                     Address:     One Bush Street
                                  San Francisco, CA  94104

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.


COMPANY:                         PORTABLE SOFTWARE CORPORATION
                                 A Washington Corporation


                                 By: _____________________________________
                                        S. Steven Singh, President



INVESTOR:                        _________________________________________

                                 Name:____________________________________



                                 _________________________________________

                                 Name: Cristina Morgan
                                       -----------------------------------


                                 _________________________________________

                                 Name: Dan Rimer
                                       -----------------------------------


                                 /s/ ANDREW M. KEARNS
                                 ------------------------------------------
                                 Name: Andrew Kearns


                                 __________________________________________

                                 Name: Brad Rohal
                                       ------------------------------------


                                 Address:   c/o Hambrecht & Quist LLC
                                            One Bush Street
                                            San Francisco, CA 94104

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.


COMPANY:                         PORTABLE SOFTWARE CORPORATION
                                 A Washington Corporation


                                 By:
                                    --------------------------------------
                                        S. Steven Singh, President



INVESTOR:
                                 -----------------------------------------

                                 Name:
                                      ------------------------------------


                                 -----------------------------------------
                                 Name: Cristina Morgan
                                       -----------------------------------

                                 /s/ DAN RIMER
                                 -----------------------------------------
                                 Name: Dan Rimer
                                       -----------------------------------


                                 -----------------------------------------
                                 Name: Andrew Kearns
                                      ------------------------------------


                                 -----------------------------------------
                                 Name: Brad Rohal
                                      ------------------------------------


                                 Address:   c/o Hambrecht & Quist LLC
                                            One Bush Street
                                            San Francisco, CA 94104

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.


COMPANY:                         PORTABLE SOFTWARE CORPORATION
                                 A Washington Corporation


                                 By: _____________________________________
                                        S. Steven Singh, President



INVESTOR:                        _________________________________________

                                 Name:____________________________________



                                 /s/ CHRISTINA MORGAN
                                 -----------------------------------------
                                 Name: Cristina Morgan
                                       -----------------------------------


                                 _________________________________________

                                 Name: Dan Rimer
                                       -----------------------------------



                                 ------------------------------------------
                                 Name: Andrew Kearns
                                       ------------------------------------

                                 __________________________________________

                                 Name: Brad Rohal
                                       ------------------------------------


                                 Address:   c/o Hambrecht & Quist LLC
                                            One Bush Street
                                            San Francisco, CA 94104

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.


COMPANY:                       PORTABLE SOFTWARE CORPORATION
                               A Washington Corporation


                               By: _____________________________________
                                      S. Steven Singh, President



INVESTOR:                      /s/ JEFFREY D. BRODY
                               -----------------------------------------
                               Jeffrey D. Brody

                               Address:     c/o Brentwood Venture Capital
                                            3000 Sand Hill Road
                                            Building 1, Suite 260
                                            Menlo Park, CA  94025



INVESTOR:
                               -----------------------------------------
                               Matthew P. Quilter

                               Address:     c/o Fenwick & West LLP
                                            Two Palo Alto Square
                                            Palo Alto, CA  94306

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.


COMPANY:                            PORTABLE SOFTWARE CORPORATION
                                    A Washington Corporation


                                    By: _____________________________________
                                           S. Steven Singh, President



INVESTORS:                          /s/ JAMES MONGIELLO
                                    -----------------------------------------
                                    James Mongiello


                                    /s/ ERIC CHIU
                                    -----------------------------------------
                                    Eric Chiu

                                    Address:    c/o Brentwood Venture Capital
                                                3000 Sand Hill Road
                                                Building 1, Suite 260
                                                Menlo Park, CA  94025

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.

COMPANY:                            PORTABLE SOFTWARE CORPORATION
                                    A Washington Corporation


                                    By: /s/ S. STEVEN SINGH
                                        --------------------------------
                                        S. Steven Singh, President

                                    Address:     6222 185th Avenue
                                                 Redmond, WA  98052

INVESTORS:                          /s/ S. STEVEN SINGH
                                    ------------------------------------
                                    S. Steven Singh


                                    /s/ MICHAEL W. HILTON
                                    ------------------------------------
                                    Michael W. Hilton


                                    /s/ STERLING WILSON
                                    ------------------------------------
                                    Sterling Wilson


                                    ____________________________________
                                    Jon Matsuo


                                    ____________________________________
                                    Raj Singh


                                    ____________________________________
                                    Fred Ingham


                                    6222 185th Avenue NE
                                    Redmond, WA  98052

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.

COMPANY:                            PORTABLE SOFTWARE CORPORATION
                                    A Washington Corporation


                                    By:
                                        --------------------------------
                                        S. Steven Singh, President

                                    Address:     6222 185th Avenue
                                                 Redmond, WA  98052

INVESTORS:
                                    ------------------------------------
                                    S. Steven Singh



                                    ------------------------------------
                                    Michael W. Hilton



                                    ------------------------------------
                                    Sterling Wilson


                                    /s/ JON MATSUO
                                    ------------------------------------
                                    Jon Matsuo


                                    /s/ RAJEEV SINGH
                                    ------------------------------------
                                    Raj Singh


                                    /s/ FREDERICK L. INGHAM
                                    ------------------------------------
                                    Fred Ingham


                                    6222 185th Avenue NE
                                    Redmond, WA  98052

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.


COMPANY:                       PORTABLE SOFTWARE CORPORATION
                               A Washington Corporation


                               By: _____________________________________
                                      S. Steven Singh, President



INVESTOR:
                               -----------------------------------------
                               Jeffrey D. Brody

                               Address:     c/o Brentwood Venture Capital
                                            3000 Sand Hill Road
                                            Building 1, Suite 260
                                            Menlo Park, CA  94025



INVESTOR:                      /s/ MATTHEW P. QUILTER
                               -----------------------------------------
                               Matthew P. Quilter

                               Address:     c/o Fenwick & West LLP
                                            Two Palo Alto Square
                                            Palo Alto, CA  94306

IN WITNESS WHEREOF, the parties hereto have executed this Series E Preferred Stock Purchase Agreement as of the day and year first above written.


COMPANY:                       PORTABLE SOFTWARE CORPORATION
                               A Washington Corporation


                               By: _____________________________________
                                      S. Steven Singh, President

                               Address:     6222 185th Avenue
                                            Redmond, WA  98052

INVESTOR:                      AMERICAN EXPRESS TRAVEL RELATED
                               SERVICES COMPANY, INC.



                               By: /s/ ANN BUSQUET
                                   ---------------------------------------
                                   Name: Ann Busquet
                                   Title: President, American Express
                                   Relationship Services

                            EXHIBITS AND SCHEDULES TO
                          PORTABLE SOFTWARE CORPORATION
                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

SCHEDULES

1.1     Schedule of Investors

5.5     List of Directors of the Company

EXHIBITS

A       Amended and Restated Articles of Incorporation

3.      Schedule of Exceptions

5.4     Fenwick & West LLP opinion

5.7     Restated Information and Registration Rights Agreement

5.9     Amended and Restated Stock Restriction and Co-Sale Agreement

5.10    Voting Agreement

7.2     Form of Employee Proprietary Information and Inventions Agreement

7.3 Form of Stock Purchase and Restriction Agreements for Common Stock Shareholders

                                  SCHEDULE 1.1

                                    Investors

                                  FIRST CLOSING


                                                            Stock        Number of
Name of Investor                                           Cert. No.  Shares of Stock  Purchase Price
----------------                                           ---------  ---------------  --------------
RRE Investors, L.P.                                           PE- 1      1,040,218    $  3,224,675.80
RRE Investors Fund, L.P.                                       PE-2        572,685    $  1,775,323.50
126 East 56th Street
New York, N.Y. 10022

Attn: Andrew L. Zalasin

Institutional Venture Partners VII, L.P.                       PE-4        174,821    $    541,945.10
IVP Founders Fund I, L.P.                                      PE-5
1,802          $5,586.20
Institutional Venture Management VII, L.P.                     PE-6          3,605    $     11,175.50
3000 Sand Hill Road
Building Two, Suite 290
Menlo Park, CA 94025

Attn: Norman A. Fogelsong

Brentwood Affiliates Fund II, L.P.                             PE-7        170,632    $    528,959.20
3000 Sand Hill Road
Building One, Suite 260
Menlo Park, CA 94025-7068
Attn: Jeffrey D. Brody

Mayfield Associates Fund III                                   PE-8          8,734    $     27,075.40
Mayfield VIII                                                  PE-9        165,949    $    514,441.90
2800 Sand Hill Road, Suite 250
Menlo Park, CA 94025

Attn: Mike Levinthal

Comdisco, Inc.                                                PE-10         80,645    $    249,999.50
3000 Sand Hill Road
Building 1, Suite 155
Menlo Park, CA 94025
Attn: James P. Labe

Cambridge Technology Capital Fund I, L.P.                     PE-11        161,290    $    499,999.00
11512 El Camino Real
Suite 215
San Diego, CA 92130-2046

American Express Company                                               1,612,903    $  4,999,999.30
American Express Tower
World Financial Center
New York, N.Y, 10285
Attn: Jason Ewell
      Carol V. Schwartz, Esq

Hambrecht & Quist California                                              51,614    $    160,003.40
One Bush Street
San Francisco, CA 94104
Attn: Jeff Fulcher

Andrew Kearns                                                                806    $      2,498.60
c/o Hambrecht & Quist LLC
One Bush Street
San Francisco. CA 94104

John B. Rohal                                                                645    $      1,999.50
c/o Hambrecht & Quist LLC
One Bush Street
San Francisco, CA 94104

Daniel H. Rimer                                                            4,839    $     15,000.90
c/o Hambrecht & Quist LLC
One Bush Street
San Francisco, CA 94104

Cristina M. Morgan                                                         6,613    $     20,500.30
c/o Hambrecht & Quist LLC
One Bush Street
San Francisco, CA 94104

Jeffrey D. Brody                                                           9,678    $     30,001.80
c/o Brentwood Associates
3000 San Hill Road
Bldg. Two, Suite 290
Menlo Park, CA 94025-7068

James Mongiellio                                                           3,226    $     10,000.60
c/o Brentwood Associates
3000 San Hill Road
Bldg. Two, Suite 290
Menlo Park, CA 94025-7068

Eric Chiu                                                                  3,226    $     10,000.60
c/o Brentwood Associates
3000 San Hill Road
Bldg. Two, Suite 290
Menlo Park, CA 94015-7068
Fred Ingham                                                                6,452    $     20,001.20
c/o Portable Software Corporation
6222 185th  Avenue NE
Redmond, WA 98052

Michael W. Hilton                                                          9,678    $     30,001.80
c/o Portable Software Corporation
6222 185th Avenue NE
Redmond, WA 98052

Jon Matsuo                                                                 6,452    $     20,001.20
c/o Portable Software Corporation
6222 185th Avenue NE
Redmond, WA 98052

Matthew P. Quilter                                                         3,226    $     10,000.60
c/o Fenwick & West LLP
Two Palo Alto Square
Palo Alto, CA 94306

Rajeev Singh                                                               6,452    $     20,001.20
c/o Portable Software Corporation
6222 185th  Avenue NE
Redmond. WA 98052

S. Steven Singh                                                            9,678    $     30,001.80
c/o Portable Software Corporation
6222 185th Avenue NE
Redmond. WA 98052

Sterling Wilson                                                            6,452    $     20,001.20
c/o Portable Software Corporation
6222 185th Avenue NE
Redmond WA 98052
                                                                       ---------    ---------------
                                                                       4,122,321    $ 12,779,195.10

                                  SCHEDULE 1.1

                                    Investors

                                 SECOND CLOSING


                                                    Stock        Number of
Name of Investor                                   Cert. No.    Shares of Stock   Purchase Price
----------------                                   ---------    ---------------   --------------
American Express Travel Related                     PE-27        1,612,903        $4,999,999.30
  Services Company, Inc.
American Express Tower
World Financial Center
New York, N.Y. 10285
Attn: Jason Ewell
      Carol V. Schwartz, Esq.

                                  SCHEDULE 5.5

                   DIRECTORS OF PORTABLE SOFTWARE CORPORATION

S. Steve Singh
Michael W. Hilton
Jeffrey D. Brody
Norman A. Fogelsong
Dale J. Vogel
Michael Levinthal
James D. Robinson III